EXHIBIT 10.1(iii)

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT
This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Agreement”), dated as of October 15, 2014, is by and among Barnes Group Inc. (“BGI”), a Delaware corporation having its principal place of business at 123 Main Street, P.O. Box 489, Bristol, Connecticut 06011, Barnes Group Switzerland GmbH, a limited liability company organized under the laws of Switzerland and an indirect, wholly-owned Subsidiary of BGI, registered at Alte Haslenstrasse 29, 9053 Teufen, Switzerland, acting through its Nevis Branch having its registered office at Four Seasons Estates, Villa 1426, Palm Grove Villas, Nevis & Saint Kitts, West Indies (“Barnes Switzerland”), BARNES GROUP ACQUISITION GMBH, a limited liability company incorporated under the laws of Germany and an indirect, wholly-owned Subsidiary of BGI, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Munich under HRB 206695 (“Barnes Germany”), and BARNES GROUP LUXEMBOURG (NO. 1) S.À R.L., a private limited liability company organized under the laws of Luxembourg and a wholly-owned Subsidiary of BGI, registered at 102, rue des Maraîchers, L-2124 Luxembourg, Grand-Duchy of Luxembourg (“Barnes Luxembourg” and, together with BGI, Barnes Switzerland and Barnes Germany, the “Borrowers”, and each individually, a “Borrower”), and Bank of America, N.A. (“Bank of America”), a national banking association, and the other lending institutions signatory hereto (the “Lenders”), and Bank of America, as administrative agent for itself and such other lending institutions (the “Administrative Agent”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and RBS Citizens, N.A., as Co-Lead Arrangers, J.P. Morgan Securities LLC and RBS Citizens, N.A., as Co-Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent. Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement referred to below.
WHEREAS, the Borrowers, the Lenders, the other lending institutions from time to time party thereto and the Administrative Agent are parties to that certain Fifth Amended and Restated $750,000,000 Senior Unsecured Revolving Credit Agreement, dated as of September 27, 2011 (as amended by that certain Amendment No. 1 and Consent dated as of February 22, 2013, that certain Amendment No. 2 and Joinder date as of September 27, 2013 and as further amended by this Agreement as of the Agreement Effective Date, the “Credit Agreement”), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrowers; and
WHEREAS, at the request of the Borrowers, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement, upon the terms and conditions herein contained;
NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.    Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below:

(a)§1.1 of the Credit Agreement is amended and modified by inserting the following new definition therein in the appropriate alphabetical order:

2014 BGI Note Purchase Agreement. The note purchase agreement dated as of October 15, 2014 by and among BGI and the purchasers party thereto from time to time and $100,000,000 of 3.97% notes issued pursuant thereto including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof.
(b)§9.1 of the Credit Agreement is amended by amending and restating clause (d) thereof in its entirety as follows:

(d)    (1) Existing Senior Debt, and refundings, replacements or refinancings thereof; provided that no such refunding or refinancing shall shorten the maturity or weighted average life to maturity or increase the principal amount of any of the Existing Senior Debt and (2) Indebtedness under the 2014 BGI Note Purchase Agreement;

(c)§9.1 of the Credit Agreement is further amended by amending and restating clause (i) thereof in its entirety as follows:

(i)    Indebtedness of the Borrowers owing to any Subsidiary of such Borrower which is expressly subordinated to the prior payment in full in cash of all Obligations on terms disclosed to and reasonably acceptable to the Administrative Agent prior to the incurrence thereof;

(d)§9.1 of the Credit Agreement is further amended by amending and restating clause (m) thereof in its entirety as follows:

(m)    Indebtedness of Subsidiaries of the Borrowers owing to any other Subsidiaries of the Borrowers or to the Borrowers which results from an Investment permitted under §9.3(g) or (i);

(e)§9.2.1 of the Credit Agreement is hereby amended by (1) deleting the “and” at the end of clause (ix) thereof, (2) renumbering clause (x) thereof as clause (xi) and (3) inserting the following new clause (x) in the appropriate numerical order:

(x)    Liens securing Indebtedness under §9.1(d)(2), solely to the extent equal and ratable Liens have been provided with respect to the Obligations in accordance with, and pursuant to, the last paragraph of this §9.2.1.

(f)§9.2.1 of the Credit Agreement is hereby further amended by amending and restating the last paragraph thereof in its entirety as follows:

Each of the Borrowers covenants and agrees that if it or any of its Subsidiaries shall create or assume any Lien upon any of its respective properties or assets, whether now owned or hereafter acquired, other than Permitted Liens (unless prior written consent shall have been obtained from the Lenders), such Borrower will make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness thereby secured so long as such other Indebtedness shall be so secured. The covenants of each of the Borrowers contained herein shall only be in effect for so long as such Borrower shall be similarly obligated under any other Indebtedness. An Event of Default shall occur for so long as such other Indebtedness becomes secured notwithstanding any actions taken by any of the Borrowers to ratably secure the Obligations hereunder.

(g)§9.2.2 of the Credit Agreement is hereby amended by deleting parentheticals contained therein and replacing each such parenthetical with the following:

(excluding the Credit Agreement, the other Loan Documents and the BGI Note Purchase Agreement)

§2.    Representations and Warranties. As of the Agreement Effective Date (as defined below), each of the Borrowers and the Guarantors, as the case may be, represents and warrants to the Lenders and the Administrative Agent as follows:

(a)Representations and Warranties in Credit Agreement. The representations and warranties of the Borrowers contained in the Credit Agreement were true and correct in all material respects when made (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects), and continue to be true and correct on the Agreement Effective Date, except for any such representations or warranties which by their terms refer to a specific date.

(b)Authority, Etc. The execution and delivery by each of the Borrowers and the Guarantors of this Agreement and the performance by each of the Borrowers and the Guarantors of all of its respective agreements and obligations of this Agreement and the other documents delivered in connection therewith (collectively, the “Agreement Documents”), the Credit Agreement as modified hereby and the other Loan Documents (i) are within the corporate or company authority of such Borrower or such Guarantor, (ii) have been duly authorized by all necessary corporate or company proceedings by such Borrower and such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or such Guarantor, (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, such Borrower or such Guarantor, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

(c)Enforceability of Obligations. This Agreement, the Agreement Documents, the Credit Agreement as modified hereby, and the other Loan Documents constitute the legal, valid and binding obligations of such Borrower or such Guarantor, enforceable against such Borrower or such Guarantor in accordance with their respective terms.

(d)No Default. Immediately before and after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

§3.    Affirmation of Borrowers and Guarantors.

(a)    Each Borrower hereby affirms its absolute and unconditional promise to pay to each Lender and the Administrative Agent the Revolving Credit Loans, the Swing Line Loans, the Reimbursement Obligations and all other amounts due under the Notes, the Letters of Credit, the Credit Agreement as modified hereby and the other Loan Documents, at the times and in the amounts provided for therein. Each Borrower confirms and agrees that all references to the term “Credit Agreement” in the other Loan Documents shall hereafter refer to the Credit Agreement as modified hereby.

(b)    Each of the undersigned Guarantors hereby acknowledges that it has read and is aware of the provisions of this Agreement. Each such Guarantor hereby reaffirms its absolute and unconditional guaranty of the applicable Borrower’s payment and performance of its obligations to the Lenders and the Administrative Agent under the Credit Agreement as modified hereby. Each Guarantor hereby confirms and agrees that all references to the term “Credit Agreement” in the Guaranty to which it is a party shall hereafter refer to the Credit Agreement as modified hereby.

§4.    Conditions to Effectiveness. This Agreement shall not become effective until each of the following conditions is satisfied (the date, if any, on which such conditions shall have first been satisfied being referred to herein as the “Agreement Effective Date”):

(a)    Agreement Documents, Etc. This Agreement and the other Agreement Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.

(b)    Corporate or Other Action. All corporate (or other) action necessary for the valid execution, delivery and performance by each of the Borrowers of this Agreement, the other Agreement Documents and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.

(c)    2014 BGI Note Purchase Agreement. The Administrative Agent shall have received a fully effective copy of the executed 2014 BGI Note Purchase Agreement that shall be in scope, form and substance satisfactory to the Administrative Agent.

(d)    Payment of Fees. The Borrowers shall have paid to the Administrative Agent all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Agreement (including reasonable legal fees and disbursements of the Administrative Agent’s Special Counsel) due and payable on or prior to the Agreement Effective Date.

§5.    Satisfaction of Conditions. Without limiting the generality of the foregoing §4, for purposes of determining compliance with the conditions specified in §4, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

§6.    Miscellaneous Provisions.

(a)    For purposes of determining withholding Taxes imposed under FATCA, from and after the Agreement Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(b)    This Agreement shall constitute one of the Loan Documents referred to in the Credit Agreement. Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as modified hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement shall be read and construed as one instrument. Nothing contained in this Agreement shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future consents, amendments or waivers with respect to any of the terms and conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Credit Agreement or the other Loan Documents.

(c)    THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW §5-1401, BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH BORROWER CONSENTS AND AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON SUCH BORROWER IN ACCORDANCE WITH LAW AT THE ADDRESS SPECIFIED IN THE CREDIT AGREEMENT. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

(d)    This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Headings or captions used in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as an agreement as of the date first written above.

BARNES GROUP INC.

By:	/s/ Christopher J. Stephens, Jr.
Name:	Christopher J. Stephens, Jr.
Title:	Senior Vice President, Finance and Chief Financial Officer

BARNES GROUP LUXEMBOURG (NO. 1) S.À R.L.

By:	/s/ Christopher J. Stephens, Jr.
Name:	Christopher J. Stephens, Jr.
Title:
For and on Behalf of Barnes Group Luxembourg (No. 2) S.à.r.l.
In turn represented by Mr. Christopher J. Stephens, Jr. Its Class B Manager, duly authorized and empowered in this respect by the Board of Managers of Barnes Group Luxembourg (No. 2) S.à.r.l.

BARNES GROUP SWITZERLAND GmbH, Nevis Branch

By:	/s/ Christopher J. Stephens, Jr.
Name:	Christopher J. Stephens, Jr.
Title:	Managing Director

BARNES GROUP ACQUISITION GmbH

By:	/s/ Claudia S. Toussaint
Name:	Claudia S. Toussaint
Title:	Managing Director

BANK OF AMERICA, N.A., individually, as a Lender, Issuing Bank and as Swing Line Lender

By:	/s/ Christopher T. Phelan
Name:	Christopher T. Phelan
Title:	Senior Vice President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Liliana Claar
Name:	Liliana Claar
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Peter M. Killse
Name:	Peter M. Killse
Title:	Credit Executive

CITIZENS BANK, NATIONAL ASSOCIATION, formerly known as RBS CITIZENS NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peter van der Horst
Name:	Peter van der Horst
Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Karen F. Booth
Name:	Karen F. Booth
Title:	Senior Vice President

BRANCH BANKING & TRUST COMPANY, as a Lender

By:	/s/ John Macken
Name:	John Macken
Title:	Senior Vice President

SANTANDER BANK, N.A., as a Lender

By:	/s/ Thomas J. Devitt
Name:	Thomas J. Devitt
Title:	Senior Vice President

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Thomas J. Tarasovich, Jr.
Name:	Thomas J. Tarasovich, Jr.
Title:	Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Valerie Schanzer
Name:	Valerie Schanzer
Title:	Managing Director

HSBC BANK USA, N.A., as a Lender

By:	/s/ Varun Gupta
Name:	Varun Gupta
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Steven L. Sawyer
Name:	Steven L. Sawyer
Title:	Senior Vice President

DBS BANK LTD., as a Lender

By:	/s/ Rose Park
Name:	Rose Park
Title:	Portfolio Director

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Jared Shaner
Name:	Jared Shaner
Title:	Vice President

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Carol Carver
Name:	Carol Carver
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert M. Martin
Name:	Robert M. Martin
Title:	Senior Vice President

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Christine Davis
Name:	Christine Davis
Title:	Director